UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

XOMA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Your Vote Counts! XOMA CORPORATION 2023 Annual Meeting Vote by May 16, 2023 11:59 PM ET. For shares held in a Plan, vote by May 15, 2023 11:59 PM ET. XOMA CORPORATION ATTN: THOMAS BURNS 2200 POWELL STREET, SUITE 310 EMERYVILLE, CA 94608 V06327-P89225 You invested in XOMA CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 17, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 17, 2023 9:00 AM PDT vote without entering a control number Vote Virtually at the Meeting: To vote during the Meeting go to www.virtualshareholdermeeting.com/XOMA2023. Have the control number that is printed in the box available and follow the instructions. Vote Before the Meeting by Internet: To vote now by internet, go to www.proxyvote.com. Have the control number that is printed in the box available and follow the instructions. Vote Before the Meeting by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote Before the Meeting by Phone: You can vote by phone by dialing 1-800-690-6903 using any touch-tone telephone. *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Heather L. Franklin 05) Joseph M. Limber For 02) Natasha Hernday 06) Matthew D. Perry 03) Owen Hughes 07) Jack L. Wyszomierski 04) Barbara Kosacz 2. To approve an amendment to the XOMA Corporation Amended and Restated 2010 Long Term Incentive and Stock Award Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder by For 709,000 shares; 3. To ratify the selection by the Audit Committee of the Board of Deloitte & Touche LLP as the independent registered For public accounting firm of XOMA for its fiscal year ending December 31, 2023; 4. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the For proxy statement; and 5. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the 3 Years Company’s named executive officers. NOTE: To transact such other business as may properly come before the annual meeting or any adjournment. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.